                                                                    EXHIBIT 99.8
                                                                    ------------
                               PLEDGE AGREEMENT

     This PLEDGE AGREEMENT is entered into as of March 1, 2001, among (i) Pacific Aerospace & Electronics, Inc., a Washington corporation (the "Company") and Aeromet America, Inc., Balo Precision Parts, Inc., Cashmere Manufacturing Co., Inc., Ceramic Devices, Inc., Electronic Specialty Corporation, Northwest Technical Industries, Inc., Pacific Coast Technologies, Inc., Seismic Safety Products, Inc., Skagit Engineering & Manufacturing Inc., PA&E International Inc., Pacific A&E Limited, Pacific Aerospace & Electronics (UK) Limited and Aeromet International PLC (each a "Subsidiary" and together with the Company, the "Pledgors"), and (ii) DDJ Capital Management, LLC, as Agent for the Lenders (as defined below) (in such capacity, the "Agent").

                                   RECITALS

     Pursuant to the Loan Agreement, dated as of March 1, 2001 (together with the schedules and exhibits thereto, the "Loan Agreement"), among the Company and certain of its subsidiaries, the financial institutions which are now, or hereafter become, parties thereto as lenders (the "Lenders"), and DDJ Capital Management, LLC, as agent for the Lenders (in such capacity, the "Agent"), the Lenders have extended commitments to make Term Loans to the Company and certain of its subsidiaries.

     It is a condition precedent to the making of the Term Loans under the Loan Agreement that the Pledgors execute and deliver to the Agent a pledge agreement substantially in the form hereof.

     Accordingly, the parties hereto hereby agree as follows:

SECTION 1. DEFINITIONS
           -----------

     Section 1.1.   Certain Terms. The following terms, when used in this
                    -------------
Agreement, including the introductory paragraph and Recitals hereto, shall, unless the context otherwise requires, have the following meanings:

     "Agent" is defined in the first paragraph of the Recitals hereto.
      -----                                           --------

     "Agreement" means this Pledge Agreement.
      ---------

     "Capital Stock" means any shares, interests, participation or other
      -------------
equivalents (howsoever designated) of corporate capital stock or any options, warrants or other rights to subscribe for, or to purchase, or to convert any Property into, or exchange any property for, any such corporate capital stock, options, warrants or other rights.

     "Distributions" means all stock dividends, liquidating dividends, shares of
      -------------
stock resulting from stock splits, combinations, reclassifications, mergers, consolidations, warrants,

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options, non-cash dividends and other dividends or distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Shares or other shares of Capital Stock constituting Pledged Collateral, but shall not mean Dividends.

     "Dividends" means cash dividends and cash distributions with respect to any
      ---------
Pledged Shares made out of capital surplus.

     "Initial Pledged Shares" means all issued and outstanding shares of Capital
      ----------------------
Stock of each Pledged Share Issuer identified on Attachment 1.
                                                 ------------

     "Instrument" means any contract, agreement, indenture, mortgage or other
      ----------
document or writing (whether a formal agreement, letter or otherwise) under which any obligation is evidenced, assumed or undertaken, or any right to any security interest or other lien is granted or perfected.

     "Lenders" is defined in the first paragraph of the Recitals hereto.
      -------                                           --------

     "Loan Agreement" is defined in the first paragraph of the Recitals hereto.
      --------------                                           --------

     "Person" means any individual, sole proprietorship, partnership, joint
      ------
venture, trust, unincorporated organization, association, corporation, institution, entity, party or government (including any division, agency or department thereof), and, as applicable, the successors, heirs and assigns of each.

     "Pledged Collateral" is defined in (S)2.1.
      ------------------

     "Pledged Share Issuer" means, with respect to the Pledged Shares identified
      --------------------
on Attachment 1, the Person identified as the issuer of such Pledged Shares on
   ------------
Attachment 1, and any other corporation becoming a Pledged Share Issuer
------------
hereunder after the date hereof.

     "Pledged Shares" means the Initial Pledged Shares and all other shares of
      --------------
Capital Stock which are delivered or required to be delivered by any Pledgor to the Agent for the purpose of pledge hereunder.

     "Pledgors" is defined in the introductory paragraph hereto.
      --------

     "Property" means any interest in any kind of property or asset, whether
      --------
real, personal or mixed, and whether tangible or intangible.

     "Secured Parties" means, collectively, the Agent and the Lenders.
      ---------------

     "U.C.C." means the Uniform Commercial Code as in effect in The State of New
      ------
York.

     Section 1.2.   Loan Agreement Definitions. Unless otherwise defined herein
                    --------------------------
or the context otherwise requires, terms used in this Agreement, including the introductory paragraph and Recitals hereto, that are defined in the Loan
                           --------
Agreement shall have the meanings given to such terms in the Loan Agreement.

     Section 1.3.   U.C.C. Definitions. Unless otherwise defined herein or the
                    ------------------
context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Agreement, including the introductory paragraph and Recitals
                                                                     --------
hereto, with such meanings.

     Section 1.4.   General Provisions Relating to Definitions. Terms for which
                    ------------------------------------------
meanings are defined in this Agreement shall apply equally to the singular and plural forms of the term defined. Whenever the context may require, any pronoun ,shall include the corresponding masculine, feminine and neuter forms. The term "including" means including, without limiting the generality of any description preceding such term. Each reference herein to any Person shall include a reference to such Person's successors and assigns. References to any Instrument defined in this Agreement refer to such Instrument as originally executed or, if subsequently amended or supplemented from time to time, as so amended or supplemented and in effect at the relevant time of reference thereto.

SECTION 2. PLEDGE
           ------

     Section 2.1.   Grant of Security Interest and Pledge. Each of the Pledgors
                    -------------------------------------
hereby pledges, assigns, charges, mortgages, delivers and transfers to the Agent, for the benefit of the Secured Parties, and hereby grants to the Agent, for the benefit of the Secured Parties, a continuing pledge and security interest in and to, all of the following Property of such Pledgor, whether now owned or hereafter acquired or existing (all of such Property being the "Pledged
                                                                         -------
Collateral"):
----------

                    (a)  all the Initial Pledged Shares owned by such Pledgor;

                    (b)  all other Pledged Shares owned by such Pledgor;

                    (c) all Distributions from time to time received by such Pledgor;

                    (d) all other Property (including Dividends) that may, from time to time be delivered or be required to be delivered by such Pledgor to the Agent for the purpose of pledge hereunder; and

                    (e)  all products and proceeds of any of the foregoing.

     Section 2.2.   Security for Obligations. This Agreement (and the Pledged
                    ------------------------
Collateral) secures the prompt payment in full and performance when due of all and each of the Lender Obligations of the Pledgors under the Loan Agreement and the other Transaction Documents. In addition, all advances, charges, costs and expenses, including reasonable attorneys' fees, incurred or paid by the Agent in exercising any right, power or remedy conferred by this Agreement, or in the enforcement hereof, shall, to the extent lawful, become a part of the Obligations secured hereby.

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     Section 2.3.  Pledge and Delivery of Pledged Collateral. All certificates
                   -----------------------------------------
or instruments representing or evidencing any Pledged Collateral to be delivered on the date hereof or hereafter shall be:

                    (a) delivered to and held by or on behalf of the Agent pursuant hereto;

                    (b)  in suitable form for transfer by delivery; and

                    (c) accompanied by all necessary instruments of transfer or assignment (including, with respect to the Pledged Shares, undated stock powers), duly executed in blank, all in form and substance satisfactory to the Agent.

Each of the Pledgors shall deliver all of the Initial Pledged Shares owned by such Pledgor to the Agent on or prior to the date hereof. From and after the date hereof, each Pledgor shall, immediately upon its receipt thereof, deliver or cause to be delivered to the Agent in pledge hereunder any and all additional shares of Capital Stock of any Pledged Share Issuer, and all other Pledged Collateral, issued, distributed or sold to, or purchased or otherwise acquired by, such Pledgor. Each Pledgor shall take all other actions from time to time requested by the Agent to grant to the Agent a first priority, perfected security interest in all of the Pledged Collateral. The Agent shall have the right at any time to exchange certificates or instruments representing or evidencing any Pledged Shares for certificates or instruments of smaller or larger denominations.

     Section 2.4.   Continuing Security Interest; Transfer of Note. This
                    ----------------------------------------------
Agreement has created and shall create a continuing security interest in all of the Pledged Collateral and shall:

                    (a) remain in full force and effect until the later of the termination of the Loan Agreement or payment in full in cash of the Term Loan Notes and all other Lender Obligations;

                    (b) be binding upon each Pledgor, and the successors, transferees and assigns of each Pledgor (provided that no Pledgor may
                                              --------
     assign any of its obligations hereunder without the prior written consent of the Agent); and

                    (c) inure to the benefit of the Secured Parties and their successors, transferees and assigns.

Without limiting the foregoing clause (c), any Secured Party may assign or
                               ----------
otherwise transfer (in whole or in part) any Term Loan Note, or other Lender Obligations held by it to any other Person or entity in accordance with the terms of the Loan Agreement, and such other Person shall thereupon become vested with all the benefits in respect thereof granted in this Agreement or otherwise. Upon the later to occur of the termination of the Loan Agreement or the payment in full in cash of each of the Term Loan Notes and all other Lender Obligations, the security interest granted herein by any Pledgor shall terminate and all rights to the Pledged Collateral of such Pledgor shall revert to such Pledgor. Upon any such termination of security interests, the Agent will, at the sole expense of each Pledgor, deliver to such Pledgor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing the Pledged Shares, together with all other Pledged Collateral held by the Agent hereunder, and will execute and deliver to each Pledgor such documents as such Pledgor shall reasonably request to evidence such termination.

     Section 2.5.   Security Interest Absolute. All rights of the Agent and the
                    --------------------------
security interests granted hereunder, and all obligations of each of the Pledgors hereunder, shall be absolute and unconditional, irrespective of, and shall not be impaired or affected by:

                    (a) any lack of validity or enforceability of the Loan Agreement, any other Transaction Document, or any Instrument relating to any thereof or to any of the Lender Obligations;

                    (b) any change in the corporate existence, structure or ownership of any of the Pledgors or their Subsidiaries, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any such Person or any Property of any such Person or any resulting release or discharge of any Obligation contained in the Loan Agreement or any other Transaction Document;

                    (c)  the failure of any Secured Party

                         (i) to assert any claim or demand or to enforce any right or remedy against such Pledgor, any other Pledgor or any other Person under the provisions of the Loan Agreement or any other Transaction Document or any other Instrument relating to any thereof or under any applicable law, or

                         (ii) to exercise any right or remedy against any
               Pledged Collateral;

                    (d) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other compromise, renewal, extension, acceleration or release with respect thereto or with respect to the Pledged Collateral, or any other amendment to, rescission, waiver or other modification of, or any consent to any departure from, the Loan Agreement or any other Transaction Document or any other Instrument relating to any thereof;

                    (e) any increase, reduction, limitation, impairment or termination of the Lender Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, or unenforceability of, or, any other event or occurrence affecting, any of the Lender Obligations (and each of the Pledgors hereby waives any right to or claim of any such defense or set-off, counterclaim, recoupment or termination);

                    (f) any sale, exchange, release or non-perfection of any Pledged Collateral, or any release of or amendment to or waiver of or consent to departure from any guaranty or collateral held by the Agent or any other Secured Party securing or guaranteeing all or any of the Lender Obligations;

                    (g) any defense, set-off or counterclaim which may at any time be available to or be asserted by any Pledgor against any other Pledgor or against any Secured Party; or

                    (h) any other circumstances which might otherwise constitute a suretyship or other defense available to, or a legal or equitable discharge of, any of the Pledgors.

SECTION 3. REPRESENTATIONS AND WARRANTIES
           ------------------------------

     Section 3.1.   Warranties, etc. Each Pledgor represents and warrants to the
                    ---------------
Agent, for the benefit of each of the Secured Parties, as set forth herein. The following representations and warranties will be deemed to be made as of the date of each pledge by any Pledgor of any Pledged Collateral to the Agent hereunder.

          Section 3.1.1. Ownership; No Liens, etc. Such Pledgor is the legal and
                         ------------------------
beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) all Pledged Collateral purported to be pledged by such Pledgor to the Agent hereunder, free and clear of all security interests and other liens, except for liens created by this Agreement in favor of the Agent or as permitted in the Loan Agreement.

          Section 3.1.2. Valid Security Interest. The execution and delivery of
                         -----------------------
this Agreement by such Pledgor, and the delivery by such Pledgor to the Agent of the Pledged Collateral purported to be pledged by such Pledgor hereunder, is effective to create, in favor of the Agent for the benefit of the Secured Parties, a valid, perfected, first-priority security interest in such Pledged Collateral, and no filing, action or other approval is or will be necessary to perfect, protect or enforce such security interest.

          Section 3.1.3. Pledged Shares. All of the Pledged Shares purported to
                         --------------
be pledged by such Pledgor hereunder have been duly authorized and validly issued, are fully paid and non-assessable and constitute all of the issued and outstanding shares of Capital Stock of the applicable Pledged Share Issuer.

          Section 3.1.4. Authorization; Approval, etc. No authorization,
                         ----------------------------
approval or other action by any governmental authority or any shareholder or creditor has been or will be required either

                    (a) for the pledge by such Pledgor of any Pledged Collateral required to be pledged by such Pledgor under the terms of this Agreement, for the execution, delivery or performance of this Agreement by such Pledgor, or for the validity or enforceability of any such pledge or this Agreement;

                    (b) for the exercise by the Agent of the voting or other rights provided for in this Agreement; or

                    (c) except as may be required in connection with any disposition of Pledged Shares by applicable laws affecting the offering and sale of securities generally for the exercise by the Agent of any of the remedies in respect of the Pledged Collateral purported to be pledged by such Pledgor pursuant to this Agreement.

SECTION 4. COVENANTS
           ---------

     Section 4.1.   Affirmative Covenants of the Pledgor. Each of the Pledgors
                    ------------------------------------
covenants and agrees with the Agent, for the benefit of each of the Secured Parties, and warrants that, until the later of the termination of the Loan Agreement or the payment in full in cash of each of the Term Loan Notes and all other Lender Obligations are irrevocably and unconditionally satisfied in full, the Pledgors will:

          Section 4.1.1. Protect Collateral; Further Assurances, etc. Defend
                         -------------------------------------------
the right and title herein granted unto the Agent in and to the Pledged Collateral purported to be pledged by such Pledgor hereunder (and all right, title and interest represented or evidenced by such Pledged Collateral) against the claims and demands of any other Person; promptly execute and deliver all further Instruments and other assurances, and take, or cause to be taken, all further action, at the expense of such Pledgor, that may be necessary or desirable, or that the Agent may request, in order to perfect or protect any security interest purported to be granted by such Pledgor under this Agreement or to enable the Agent to exercise or enforce its rights and remedies hereunder with respect to any Pledged Collateral purported to be pledged by such Pledgor hereunder; and furnish to the Agent all such financing statements, certificates, legal opinions and other documents, and obtain all such authorizations and approvals as the Agent may request in order to give full effect to this Agreement and to maintain, preserve, safeguard and continue at all times all or any of the rights, remedies, powers and privileges of the Agent under this Agreement.

          Section 4.1.2. Stock Powers; Instruments, etc. From time to time upon
                         ------------------------------
the request of the Agent, (a) promptly deliver to the Agent such stock powers, Instruments and similar documents, satisfactory in form and substance to the Agent, with respect to the Pledged Collateral purported to be pledged by such Pledgor hereunder as the Agent may request, and (b) during the continuance of any Event of Default, promptly transfer any Pledged Shares or other shares of Capital Stock constituting any such Pledged Collateral into the name of any nominee designated by the Agent.

          Section 4.1.3. Continuous Pledge. Keep pledged to the Agent pursuant
                         -----------------
hereto all Pledged Shares and all other shares of Capital Stock constituting Pledged Collateral, and all other Pledged Collateral required to be pledged by such Pledgor hereunder.

          Section 4.1.4. Voting Rights; Dividends, etc. Deliver (properly
                         -----------------------------
endorsed where required hereby or requested by the Agent) to the Agent:

                    (a) promptly upon receipt thereof by such Pledgor, all Dividends, Distributions and other cash payments and other proceeds received by such Pledgor in respect of the Pledged Collateral purported to be pledged by such Pledgor hereunder, all of which shall be held by the Agent as additional Pledged Collateral for use in accordance with section
                                                                       -------
     6.2; and
     ---

                    (b) if any Event of Default has occurred and is continuing, promptly upon request of the Agent, such proxies and other documents as may be necessary to allow the Agent to exercise the voting power with respect to any share of Capital Stock (including Pledged Shares) constituting Pledged Collateral purported to be pledged by such Pledgor hereunder.

All (i) Dividends, Distributions, cash payments and proceeds which may at any time and from time to time be held by any Pledgor, but which is then required to be delivered to the Agent and (ii) additional Pledged Shares received by any of the Pledgors, shall, in each case, until delivery to the Agent, be held by the Pledgor holding or receiving such Pledged Collateral separate and apart from its other Property in trust for the Agent.

     Section 4.2.   No Other Liens. Each Pledgor agrees with the Agent, for the
                    --------------
benefit of each of the Secured Parties, and warrant that, until later of the termination of the Loan Agreement or the payment in full in cash of each of the Term Loan Notes and all other Lender Obligations, suchg Pledgor will not sell, assign, transfer, pledge, hypothecate or otherwise encumber any of the Pledged Collateral (except ion favor of the Agent pursuant to the terms hereof).

     Section 4.3.   Dividends and Voting Rights Other Than Following an Event of
                    ------------------------------------------------------------
Default. The Agent agrees with each Pledgor that unless an Event of Default is
-------
continuing and the Agent has delivered to the Borrower a notice referring to this section 4.3 and the exercise of rights hereunder (a "4.3 Notice"), such
     -----------
Pledgor shall be entitled to exercise, in its reasonable judgment, but in a manner that would not impair the Pledged Collateral and that would not be inconsistent with the terms of this Agreement, the Loan Agreement or any other Transaction Document, the voting power and all other incidental rights of ownership with respect to the Pledged Shares or other shares of Capital Stock constituting Pledged Collateral pledged by such Pledgor hereunder. The Agent agrees that, unless an Event of Default is continuing and the Agent shall have delivered a 4.3 Notice, the Agent shall, upon the written request of any Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by such Pledgor to allow such Pledgor to exercise the rights described in herein.

SECTION 5. THE AGENT
           ---------

     Section 5.1.   Agent Appointed Attorney-in-Fact. Each Pledgor hereby
                    --------------------------------
irrevocably appoints the Agent, and any officer or agent thereof, such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Agent's discretion, to take any and all action and to execute any Instrument or other assurance which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including:

                    (a) if an Event of Default has occurred and is continuing, to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral pledged by such Pledgor hereunder;

                    (b) to receive, endorse and collect any drafts or other Instruments in connection with clause (a);
                                    ----------

                    (c) to execute and do all such assurances, acts and things which such Pledgor ought to do under the covenants and provisions of this Agreement;

                    (d) to take any and all actions as the Agent may, in its sole and reasonable discretion, determine to be necessary or advisable for the purpose of maintaining, preserving or protecting the security constituted by this Agreement or any of the rights, remedies, powers or privileges of the Agent under this Agreement; and

                    (e) generally, in the name of such Pledgor or in the name of the Agent to exercise all or any of the powers, authorities and discretions conferred on or reserved to the Agent pursuant to this Agreement.

Each Pledgor hereby ratifies and confirms, and hereby agrees to ratify and confirm, whatever the Agent shall do or purport to do in the exercise of the power of attorney granted to the Agent pursuant to this section 5.1, which power
                                                        -----------
of attorney, being given for security, is irrevocable.

     Section 5.2.   Agent Has No Duty. The powers conferred on the Agent
                    -----------------
hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Pledged Collateral and shall not impose any duty on it to exercise any such powers. Except as provided in Section 5.1 and except for accounting for
                                   -----------
moneys actually received by it hereunder, the Agent shall have no duty as to any Pledged Collateral or responsibility for taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral except as otherwise required by the U.C.C.

     Section 5.3.   Reasonable Care. The Agent will exercise reasonable care in
                    ---------------
the custody and preservation of the Pledged Collateral in its possession; provided, however, that the Agent shall be deemed to have exercised reasonable
--------  -------
care in the custody and preservation of such Pledged Collateral if it takes such action for that purpose as any Pledgor reasonably requests in writing at times other than during the continuance of an Event of Default, but failure of the Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

SECTION 6. REMEDIES
           --------

     Section 6.1.   Actions upon Event of Default.
                    -----------------------------

                    (a) In addition to its rights and remedies provided hereunder, whenever any Event of Default has occurred and is continuing, the Agent shall have all rights and remedies of a secured party upon default under the U.C.C. (whether or not the U.C.C. applies to the affected Pledged Collateral) or other applicable law, and also may, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sales, at any one of the Agent's offices or elsewhere, for cash or credit or for future delivery, without assumption of any credit risk, and upon such other terms as the Agent may deem commercially reasonable. Each Pledgor agrees that, to the extent notice of sale shall be required by applicable law, at least ten (10) business days' notice to each Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Without limitation of the above, the Agent may, whenever any Event of Default is continuing, without prior notice to any Pledgor, take all or any of the following actions:

                    (i) vote any or all of the Pledged Shares (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) for any lawful purpose, give all consents, waivers and ratifications in respect of the Pledged Shares, and otherwise act with respect thereto as though it were the outright owner thereof;

                    (ii) transfer all or any part of the Pledged Collateral into the name of the Agent or its nominee, with or without disclosing that such Pledged Collateral is subject to the lien hereunder;

                    (iii) enforce collection of any of the Pledged Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto;

                    (iv) endorse any checks, drafts or other writings in the name of any Pledgor to allow collection of the Pledged Collateral pledged by such pledgor hereunder;

                    (v) take control of any products or proceeds of the Pledged Collateral;

                    (vi) execute (in the name, place and stead of any Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral; and

                    (vii) generally, do all such other acts and things as may be considered incidental or conducive to any of the matters or powers mentioned in the foregoing provisions of this paragraph (a) and which the Agent may or can do lawfully and to use the name of any Pledgor for such purposes and in any proceedings arising therefrom.

                    (b) If the Agent shall determine to exercise its right to sell any or all of the Pledged Shares pursuant to this section 6.1, and if
                                                            -----------
     in the opinion of counsel for the Agent it is necessary, or if in the reasonable opinion of the Agent it is advisable, to have the Pledged Shares, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the
                                                     --------------
     Pledgors agree to cause the Pledged Share Issuer to execute and deliver, and cause the directors and officers of the Pledged Share Issuer to execute and deliver, without any cost or expense to any of the Secured Parties, all such Instruments, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Agent, advisable to register such Pledged Shares under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of nine (9) months (if the Company or the Pledgor, as applicable to use Form S-3 under the Securities Act) or 120 days if not eligible to use such form from the date such registration statement became effective (or until all of the securities registered thereby have been sold), and to make all amendments thereto or to the related prospectus or both that, in the reasonable opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto and substantially in the form of the Registration Rights Agreement executed in connection with the Loan Agreement. The Pledgors agree to cause such Pledged Share Issuer to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which the Agent shall designate and to cause such to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of section 11(a) of the Securities Act.

                    (c) Each Pledgor recognizes that the Agent may be unable to effect a public sale of the Pledged Shares by reason of certain prohibitions contained in the Securities Act, and other applicable laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. Each Pledgor agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Pledged Shares for the period of time necessary to permit the applicable Pledged Share Issuer to register such Pledged Shares for public sale under the Securities Act, or other Applicable Laws, even if such Pledged Share Issuer would agree to do so.

                    (d) So long as an Event of Default has occurred and is continuing, each Pledgor shall, upon the request of the Agent, take or cause to be taken (or, if such Pledgor does not have the legal right to take such action or cause such action to be taken, such Pledgor will use its best efforts to cause such action to be taken), in good faith and promptly, and without any cost or expense to any of the Secured Parties, all such action as may be necessary or desirable, as soon as reasonably practicable, to sell or to effect the sale of the Pledged Shares of any Pledged Share Issuer pledged by such pledgor hereunder. Such action shall include but shall not be limited to the following:

                         (i) such Pledgor shall prepare and deliver to the Agent as soon as practicable, but in any event not later than thirty
          (30) days after request by the

          Agent, a written plan for the sale or other disposition of such Pledged Shares, which plan shall be reasonably satisfactory in form and substance to the Majority Lenders;

                         (ii) such Pledgor shall and shall cause any Pledged Share Issuer to retain such investment banking firms, accountants, appraisers and other consultants who are reasonably acceptable to the Majority Lenders to make recommendations with respect to and to assist in such sale, and such Pledgor shall cause such investment banking firms, accountants, appraisers and other consultants to furnish the Agent with all such financial reports, appraisals, opinions and other documents which the Agent shall reasonably request; and

                         (iii) if (and on each occasion that) such Pledgor or any Pledged Share Issuer shall receive from any Person an offer to purchase any such Pledged Shares, such Pledgor shall and shall cause the applicable Pledged Share Issuer to furnish or cause to be furnished to the Agent a written notice setting forth the full particulars thereof, including (A) the name and address of such Person, and (B) the terms of such offer to purchase.

     Each purchaser of any of the Pledged Shares, and the agreement entered into by such purchaser in connection with such purchase and sale, shall be subject to the prior written agreement, consent or approval of the Majority Lenders. Each Pledgor shall and shall cause each of its Subsidiaries to deliver forthwith to the Agent in the form received, except for the addition of any endorsement or assignment necessary to effect transfer of all rights therein to the Agent, any payment received by such Pledgor or any of its Subsidiaries on account of any such purchase and sale of any such Pledged Shares. Until so delivered, each such payment shall be held in trust for the Agent and shall not be commingled with any other funds of such Pledgor or any of its Subsidiaries.

               (e) The Agent or any Lender may buy any part or all of the Pledged Collateral at any public sale and if any part or all of the Pledged Collateral is of a type customarily sold in a recognized market, or is of the type which is the subject of widely distributed price standard price quotations, the Agent or any Lender may buy at private sale, and may make payments thereof by any means.

     Section 6.2.  Application of Proceeds. All cash proceeds received by the
                   -----------------------
Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral shall be applied by the Agent in the following order:

                    (a)  first, to the Secured Parties, on account of the
                         -----
     payment of, or the reimbursement of any Secured Party for, all costs and expenses incurred or sustained by any Secured Party that are required by the terms of this Agreement, the Loan Agreement or any other Transaction Document to be paid or reimbursed by any Pledgor; and

                    (b)  second, to the Secured Parties, pro rata, on account
                         ------
     of all other Lender Obligations due and payable to such Secured Parties.

Any surplus of such cash proceeds held by the Agent and remaining after payment in full of all the Lender Obligations shall be paid over to the Pledgor or Pledgors entitled thereto or to whomsoever else may be lawfully entitled to receive such surplus. Each Pledgor shall remain liable for any deficiency.

     Section 6.3.  Indemnity and Expenses. Each Pledgor hereby jointly and
                   ----------------------
severally agrees to indemnify and hold harmless each Secured Party, and the shareholders, officers, directors, partners, members, employees, agents, advisors, Subsidiaries and Affiliates of each Secured Party, from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement (including the enforcement thereof), except for any portion of such claims, losses or liabilities which a court of competent jurisdiction has found, in a final, nonappealable order, resulted solely by reason of such Secured Party's gross negligence or willful misconduct. Upon demand, each of the Pledgors will pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts, which the Agent may incur in connection with:

                   (a) the administration of this Agreement or any Instrument relating hereto;

                   (b) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral pledged by such Pledgor hereunder;

                   (c) the exercise or enforcement against any Person of any of the rights of the Agent hereunder;

                   (d) the failure by such Pledgor to perform or observe any of the provisions hereof; or

                   (e) the advancing of any funds in connection with actions taken pursuant to Section 7.3.
                       -----------

     Section 6.4.  No Waiver; Remedies Cumulative.  No delay, act or omission on
                   ------------------------------
the part of the Agent of any of its rights hereunder shall be deemed a waiver of any rights hereunder unless also contained in a writing signed by the Agent, nor shall any single or partial exercise of, or any failure to exercise, any right, power or privilege preclude any other or further or initial exercise thereof or of any other right, power or privilege. The rights and remedies provided herein are cumulative, and not exclusive of rights and remedies which may be granted or provided by applicable law.

     Section 6.5.  Marshalling.  Neither the Agent nor any Secured Party shall
                   -----------
be required to marshal any present or future collateral security (including but not limited to this Agreement and the Pledged Collateral) for, or other assurances of payment of, the Lender Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights of the Agent hereunder and the Agent or any Secured Party in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, each Pledgor hereby agrees that it will not invoke any applicable law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Agent's rights under this Agreement or under any other Instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Pledgor hereby irrevocably waives the benefits of all such laws.

SECTION 7.  MISCELLANEOUS PROVISIONS
            ------------------------

     Section 7.1.  Security Document, etc.  For all purposes of the Loan
                   ----------------------
Agreement, this Agreement is a "Transaction Document" executed and delivered pursuant to the Loan Agreement.

     Section 7.2.  Amendments, etc. No amendment to or waiver of any provision
                   ---------------
of this Agreement nor consent to any departure by any Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

     Section 7.3.  Protection of Collateral.  The Agent may from time to time,
                   ------------------------
at its option, perform any act which any Pledgor agrees hereunder to perform and which any Pledgor shall fail to perform after being requested in writing to so perform (it being understood that no such request need be given during the continuance of any Default or Event of Default), and the Agent may from time to time take any other action which the Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Pledged Collateral or of the security interests therein.

     Section 7.4.  Addresses for Notices.  All notices and other communications
                   ---------------------
provided for hereunder shall be in writing or by facsimile transmission and, if to any of the Pledgors, addressed or delivered to it at the address set forth below the signature of the Borrowers hereto, and if to the Agent, addressed or delivered to it at the address set forth in Section 15 of the Loan Agreement, or as to any party at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section. Any such notices and other communications, if mailed and properly addressed with postage prepaid or transmitted by facsimile transmission, shall be deemed given when received.

     Section 7.5.  Subordination of Subrogation Rights. The rights which any of
                   -----------------------------------
the Pledgors shall acquire against any of Borrowers or any other Pledgor in the nature of subrogation, indemnity or contribution rights, as a consequence of making any payments to the Agent under this Agreement, or as a consequence of the sale of any of the Pledged Collateral by the Agent pursuant to this Agreement, are, in this section 7.5, collectively called the "Subrogation
                        -----------
Rights." In the event of any bankruptcy or insolvency proceeding involving any Pledgor or any Property of any Pledgor, if all of the Lender Obligations have not been paid in full in cash at the time, the Agent is hereby irrevocably authorized by each Pledgor at any such proceeding:

                   (a) to enforce all of the Subrogation Rights of such Pledgor, either in the name of the Agent or in the name of such Pledgor, by proof of debt, proof of claim, suit or otherwise;

                   (b) to collect any Property of any of the Pledgors distributed or applied by way of dividend or payment on account of such Subrogation Rights, and to apply the same, or the proceeds of any realization thereof, towards the payment of the Lender Obligations until all of the Lender Obligations have been paid in full in cash; and

                   (c) to vote claims arising under or in respect of all such Subrogation Rights.

Except as and to the extent otherwise expressly contemplated and permitted by the foregoing provisions of this Section 7.5, so long as any Lender Obligations
                                 -----------
remain unpaid, no Pledgor shall take any action of any kind to enforce any of its Subrogation Rights, and no Pledgor shall receive or accept from any Person or Persons any payments or other distributions in respect of any of its Subrogation Rights. Should any payment or distribution on account of any of the Subrogation Rights be received by any Pledgor, such payment or distribution shall be delivered by such Pledgor forthwith to the Agent for the benefit of the Secured Parties in the form received by such Pledgor, except for the addition of any endorsement or assignment necessary to effect transfer of all rights therein to the Agent. Until so delivered, each such payment shall be held by such Pledgor in trust for the benefit of the Secured Parties and shall not be commingled with any other funds of such Pledgor.

     Section 7.6.  Severability.  Any provision of this Agreement which is
                   ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 7.7.  Governing Law.  THIS AGREEMENT HAS BEEN EXECUTED AND
                   -------------
DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF SUCH STATE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.

     Section 7.8.  Consent to Jurisdiction.  EACH PLEDGOR BY ITS EXECUTION
                   -----------------------
HEREOF (A) HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE STATE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS AND TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MASSACHUSETTS FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE

SUBJECT MATTER HEREOF OR THEREOF, AND (B) HEREBY WAIVES TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT ANY SUCH PROCEEDING BROUGHT IN ONE OF THE ABOVE-NAMED COURTS IS IMPROPER, OR THAT THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, OR THE SUBJECT MATTER HEREOF OR THEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT. EACH PLEDGOR HEREBY CONSENTS TO SERVICE OF PROCESS IN ANY SUCH PROCEEDING IN ANY MANNER PERMITTED BY CHAPTER 223A OF THE GENERAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, AND AGREES THAT SERVICE OF PROCESS BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED IN OR PURSUANT TO SECTION 7.4 IS REASONABLY CALCULATED TO GIVE ACTUAL NOTICE.
                  -----------

     Section 7.9.  Counterparts.  This Agreement may be executed by the parties
                   ------------
hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     Section 7.10.  Waiver Of Jury Trial.  TO THE EXTENT NOT PROHIBITED BY
                    --------------------
APPLICABLE LAW WHICH CANNOT BE WAIVED, THE AGENT AND EACH PLEDGOR HEREBY WAIVE AND COVENANT THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE SUBJECT MATTER HEREOF OR THEREOF OR ANY OBLIGATION OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE AGENT OR ANY PLEDGOR IN CONNECTION WITH ANY OF THE ABOVE, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT OR TORT OR OTHERWISE. EACH PLEDGOR ACKNOWLEDGES THAT THE PROVISIONS OF THIS SECTION
                                                                         -------
7.10 CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH THE AGENT AND THE OTHER SECURED
----
PARTIES ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. THE AGENT, THE OTHER SECURED PARTIES OR ANY OF THE PLEDGORS MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 7.10 WITH ANY COURT AS WRITTEN EVIDENCE OF
                              ------------
THE CONSENT OF THE AGENT AND THE PLEDGORS TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    PACIFIC AEROSPACE & ELECTRONICS, INC.

                                    By: /s/ Donald A. Wright
                                        -----------------------------
                                    Name:  Donald A. Wright
                                    Title: President and Chief Executive Officer

                                    Address:
                                     430 Olds Stations Road, 3/rd/ Floor
                                     Wenatchee, WA 98801


                                    AEROMET AMERICA, INC.


                                    By: /s/ Donald A. Wright
                                       ------------------------------
                                    Name:  Donald A. Wright
                                    Title: Executive Vice President

                                    Address:
                                     c/o Pacific Aerospace & Electronics, Inc.
                                     430 Olds Stations Road, 3/rd/ Floor
                                     Wenatchee, WA 98801


                                    BALO PRECISION PARTS, INC.


                                    By: /s/ Donald A. Wright
                                        -----------------------------
                                    Name:  Donald A. Wright
                                    Title: Executive Vice President

                                    Address:
                                     c/o Pacific Aerospace & Electronics, Inc.
                                     430 Olds Stations Road, 3/rd/ Floor
                                     Wenatchee, WA 98801

                                     CASHMERE MANUFACTURING CO., INC.

                                     By: /s/ Donald A. Wright
                                        -----------------------------
                                     Name:  Donald A. Wright
                                     Title: Executive Vice President

                                     Address:
                                      c/o Pacific Aerospace & Electronics, Inc.
                                      430 Olds Stations Road, 3/rd/ Floor
                                      Wenatchee, WA 98801


                                     CERAMIC DEVICES, INC.

                                     By: /s/ Donald A. Wright
                                        -----------------------------
                                     Name:  Donald A. Wright
                                     Title: Executive Vice President

                                     Address:
                                      c/o Pacific Aerospace & Electronics, Inc.
                                      430 Olds Stations Road, 3/rd/ Floor
                                      Wenatchee, WA 98801


                                     ELECTRONIC SPECIALTY CORPORATION

                                     By: /s/ Donald A. Wright
                                        -----------------------------
                                     Name:  Donald A. Wright
                                     Title: Executive Vice President

                                     Address:
                                      c/o Pacific Aerospace & Electronics, Inc.
                                      430 Olds Stations Road, 3/rd/ Floor
                                      Wenatchee, WA 98801

                                    NORTHWEST TECHNICAL INDUSTRIES, INC.

                                    By: /s/ Donald A. Wright
                                       ------------------------------
                                    Name:  Donald A. Wright
                                    Title: Executive Vice President

                                    Address:
                                     c/o Pacific Aerospace & Electronics, Inc.
                                     430 Olds Stations Road, 3/rd/ Floor
                                     Wenatchee, WA 98801


                                    PACIFIC COAST TECHNOLOGIES, INC.

                                    By: /s/ Donald A. Wright
                                       ------------------------------
                                    Name:  Donald A. Wright
                                    Title: Executive Vice President

                                    Address:
                                     c/o Pacific Aerospace & Electronics, Inc.
                                     430 Olds Stations Road, 3/rd/ Floor
                                     Wenatchee, WA 98801


                                    SEISMIC SAFETY PRODUCTS, INC.

                                    By: /s/ Donald A. Wright
                                       ------------------------------
                                    Name:  Donald A. Wright
                                    Title: Executive Vice President

                                    Address:
                                     c/o Pacific Aerospace & Electronics, Inc.
                                     430 Olds Stations Road, 3/rd/ Floor
                                     Wenatchee, WA 98801

                                    SKAGIT ENGINEERING & MANUFACTURING, INC.


                                    By: /s/ Donald A. Wright
                                       ------------------------------
                                    Name: Donald A. Wright
                                    Title: Executive Vice President

                                    Address:
                                     c/o Pacific Aerospace & Electronics, Inc.
                                     430 Olds Stations Road, 3/rd/ Floor
                                     Wenatchee, WA  98801


                                    PA&E INTERNATIONAL, INC.


                                    By: /s/ Donald A. Wright
                                       ------------------------------
                                    Name: Donald A. Wright
                                    Title: President

                                    Address:
                                     c/o Pacific Aerospace & Electronics, Inc.
                                     430 Olds Stations Road, 3/rd/ Floor
                                     Wenatchee, WA  98801


                                    PACIFIC A&E LIMITED


                                    By: /s/ Donald A. Wright
                                       ------------------------------
                                    Name: Donald A. Wright
                                    Title: Director


                                    Address:
                                     c/o Pacific Aerospace & Electronics, Inc.
                                     430 Olds Stations Road, 3/rd/ Floor
                                     Wenatchee, WA  98801

                                    PACIFIC AEROSPACE & ELECTRONICS (UK) LIMITED


                                    By: /s/ Donald A. Wright
                                       ---------------------
                                    Name: Donald A. Wright
                                    Title: Director

                                    Address:
                                     c/o Pacific Aerospace & Electronics, Inc.
                                     430 Olds Stations Road, 3/rd/ Floor
                                     Wenatchee, WA 98801


                                    AEROMET INTERNATIONAL PLC


                                    By: /s/ Donald A. Wright
                                       ------------------------------
                                    Name: Donald A. Wright
                                    Title: Director

                                    Address:
                                     c/o Pacific Aerospace & Electronics, Inc.
                                     430 Olds Stations Road, 3/rd/ Floor
                                     Wenatchee, WA 98801

                                    DDJ CAPITAL MANAGEMENT, LLC, as Agent


By: /s/ Wendy Landon              By: /s/ Wendy Schnipper Clayton
   ----------------------            ---------------------------
   Name: Wendy Landon                Name: Wendy Schnipper Clayton
   Title: Authorized Signatory       Title: Authorized Signatory

                                  Address:
                                     141 Linden Street
                                     Wellesley, MA 02482

                                 ATTACHMENT 1
                                    TO THE
                               PLEDGE AGREEMENT

                            Initial Pledged Shares
                            ----------------------

          Pledgor                    Pledge Share Issuer               Outstanding Shares          Outstanding
                                                                                                Certificate Number
-----------------------------------------------------------------------------------------------------------------
PA&E                          Aeromet America, Inc.                           100,000/1/                 3
-----------------------------------------------------------------------------------------------------------------
                              Balo Precision Parts, Inc.                      100,000/1/                 3
-----------------------------------------------------------------------------------------------------------------
                              Cashmere Manufacturing Co., Inc.                  1,000/1/                38
-----------------------------------------------------------------------------------------------------------------
                              Ceramic Devices, Inc.                             1,000/1/                 2
-----------------------------------------------------------------------------------------------------------------
                              Electronic Specialty Corporation                100,000/1/                 2
-----------------------------------------------------------------------------------------------------------------
                              Northwest Technical Industries, Inc.            100,000/1/                 2
-----------------------------------------------------------------------------------------------------------------
                              Pacific Coast Technologies, Inc.             10,714,726/1/                67
----------------------------------------------------------------------------------------------------------------------
                              Seismic Safety Products, Inc.                   100,000/1/                 3
-----------------------------------------------------------------------------------------------------------------
                              Skagit Engineering & Manufacturing, Inc.            100/1/                 2
----------------------------------------------------------------------------------------------------------------------
                              PA&E International, Inc.                        100,000/1/                 1
-----------------------------------------------------------------------------------------------------------------
                              PA&E Engineering, Inc.                          100,000/1/                 1
-----------------------------------------------------------------------------------------------------------------
PA&E International, Inc.      Pacific A&E Limited                                  12                    1
-----------------------------------------------------------------------------------------------------------------
Pacific A&E Limited           Pacific Aerospace & Electronics                       1/2/                 2
                              (UK) Limited
-----------------------------------------------------------------------------------------------------------------
Pacific Aerospace &           Aeromet International PLC                     1,000,000/2/                 -
 Electronics (UK) Limited
-----------------------------------------------------------------------------------------------------------------
Aeromet International PLC     TKR International Limited                     9,272,000/2/                 3
                                                                        /(deferred ordinary
                                                                               shares)/
-----------------------------------------------------------------------------------------------------------------
                              TKR International Limited                     6,600,000/2/                 -
                                                                         (ordinary shares)
-----------------------------------------------------------------------------------------------------------------
                              TKR Aerospace Limited                            13,520/2/                 6
-----------------------------------------------------------------------------------------------------------------
                              T.K.R. Group Limited                             30,000/2/                 3
-----------------------------------------------------------------------------------------------------------------
                              Kent Aerospace Limited                              100/2/                 3
-----------------------------------------------------------------------------------------------------------------
                              Frank Ford (Aircraft Components)                  1,000/2/                 4
                              Limited
-----------------------------------------------------------------------------------------------------------------
                              Truflo Turbines Limited                         250,000/2/                 4
-----------------------------------------------------------------------------------------------------------------


_______________________
/1/ Pledge of 100% of the Outstanding Shares

/2/ Pledge of 65% of the Outstanding Shares